UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2007
ITC HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)
39500 Orchard Hill Place, Suite 200, Novi, Michigan 48375
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (248) 374-7100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On March 29, 2007, ITC Holdings Corp. ( “ITC Holdings”) entered into a Revolving Credit Agreement (the “ITCH Credit Agreement”), dated as of March 29, 2007, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (“Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (as defined therein), Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB, as co-syndication agents, and J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner. The ITCH Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC Holdings may borrow and issue letters of credit up to $125,000,000 (subject to increase to $150,000,000, as provided in the ITCH Credit Agreement). Funds borrowed may be used for general corporate purposes of ITC Holdings and its subsidiaries. The ITCH Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and (b) require ITC Holdings to maintain a minimum debt to capitalization ratio of 75% (subject to increase to 85% in certain circumstances). The ITCH Credit Agreement contains customary representations and warranties and events of default. The maturity date of the ITCH Credit Agreement is March 29, 2012. With the consent of Lenders holding a majority of the commitments under the ITCH Credit Agreement, ITC Holdings may extend the maturity date of the ITCH Credit Agreement for up to two additional one-year periods. A copy of the ITCH Credit Agreement is attached hereto as Exhibit 10.58 and incorporated herein by reference.
     At ITC Holdings’ option, loans under the ITCH Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 0.625% or at a base rate, which is defined as the higher of the Administrative Agent’s prime rate or 0.5% above the federal funds rate, in each case subject to adjustments based on ratings and commitment utilization.
     Additionally, on March 29, 2007, International Transmission Company (“ITC”) and Michigan Electronic Transmission Company, LLC (“METC”), each a wholly-owned subsidiary of ITC Holdings, entered into a Revolving Credit Agreement (the “ITC/METC Credit Agreement”), dated as of March 29, 2007, with the banks, financial institutions and other institutional lenders listed on the respective signature pages thereof (“Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (as defined therein), Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB, as co-syndication agents, and J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner. The ITC/METC Credit Agreement establishes an unguaranteed, unsecured revolving credit facility under which ITC may borrow and issue letters of credit up to $80,000,000 (subject to increase to $105,000,000 as provided in the ITC/METC Credit Agreement) and METC may borrow and issue letters of credit up to $35,000,000 (subject to increase to $60,000,000 upon the occurrence of certain regulatory events and subject to further increase to $85,000,000 as provided in the ITC/METC Credit Agreement). Funds borrowed may be used for general corporate purposes of ITC and METC and their respective subsidiaries. The ITC/METC Credit Agreement contains covenants that: (a) place limitations on liens; mergers, consolidations, liquidations and sales of all or substantially all assets; dividends; and sale leaseback transactions and (b) require each of ITC and METC to maintain a minimum debt to capitalization ratio of 65%. The ITC/METC Credit Agreement contains customary representations and warranties and events of default. The maturity date of the ITC/METC Credit Agreement is March 29, 2012. With the consent of Lenders holding a majority of the commitments under the ITC/METC Credit Agreement, ITC and METC may extend the maturity date of the ITC/METC Credit Agreement for up to two additional one-year periods. A copy of the ITC/METC Credit Agreement is attached hereto as Exhibit 10.59 and incorporated herein by reference.
     At ITC’s option, loans made to ITC under the ITC/METC Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 0.35% or at a base rate, which is defined as the higher of the Administrative Agent’s prime rate or 0.5% above the federal funds rate, in each case subject to adjustments based on ratings and commitment utilization. At METC’s option, loans made to METC under the ITC/METC Credit Agreement will bear interest at a rate equal to LIBOR plus an applicable margin of 0.45% or at a base rate, which is defined as the higher of the Administrative Agent’s prime rate or 0.5%

above the federal funds rate, in each case subject to adjustments based on ratings and commitment utilization.
     The foregoing descriptions of each credit agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.
     In the ordinary course of their respective businesses, certain of the Lenders and their respective affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with ITC Holdings and its affiliates for which they have in the past received, and may in the future receive, customary fees. Credit Suisse was an underwriter of ITC Holdings’ offering in February 2007 of 6,826,287 shares of common stock.
     Credit Suisse, Lehman Brothers, Comerica Securities and JPMorgan were underwriters of ITC Holdings’ offering in October 2006 of $255,000,000 5.875% Senior Notes due 2016 and $255,000,000 6.375% Senior Notes due 2036. Credit Suisse and Lehman Brothers were also underwriters of ITC Holdings’ offering in October 2006 of 11,250,000 shares of common stock.
Item 1.02 Termination of a Material Definitive Agreement
     On March 29, 2007, ITC Holdings terminated the Revolving Credit Agreement dated as of March 19, 2004, among ITC Holdings, the banks, financial institutions listed on the signature pages thereof, and Canadian Imperial Bank of Commerce, as administrative agent, Credit Suisse First Boston, Cayman Islands Branch as documentation agent and joint lead arranger, and CIBC World Markets Corp., as joint lead arranger (the “Prior ITCH Facility”). The representations and warranties, events of default, and certain other terms of the Prior ITCH Facility are substantially similar to the provisions contained in the ITCH Credit Agreement.
     On March 29, 2007, ITC terminated the Revolving Credit Agreement dated as of July 16, 2003, among ITC, the banks, financial institutions listed on the signature pages thereof, and Canadian Imperial Bank of Commerce, as administrative agent, and Credit Suisse First Boston, Cayman Islands Branch as documentation agent and joint lead arranger (the “Prior ITC Facility”). The representations and warranties, events of default, and certain other terms of the Prior ITC Facility are substantially similar to the provisions contained in the ITC/METC Credit Agreement.
     On March 29, 2007, METC terminated the Revolving Credit Agreement dated as of December, 2003, among METC, the banks, financial institutions listed on the signature pages thereof, and JPMorgan Chase Bank, N.A., as administrative agent, and Comerica Bank, as syndication agent.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
10.58	Revolving Credit Agreement (“ITCH Credit Agreement”) dated as of March 29, 2007

10.59	Revolving Credit Agreement (“ITC/METC Credit Agreement”) dated as of March 29, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
April 4, 2007

ITC HOLDINGS CORP.
By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its: Vice President, General Counsel and Secretary